United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 6, 2023

Date of Report (Date of earliest event reported)

Prime Number Acquisition I Corp

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41394	86-2378484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1129 Northern Blvd, Suite 404 Manhasset, NY	11030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 347-329-1575

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, on-half of one Warrant and one Right	PNACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	PNAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	PNACW	The Nasdaq Stock Market LLC

Rights, each right exchangeable for on-eighth (1/8) of one share of Class A Common Stock at the closing of a business combination	PNACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD

As previously disclosed in a Current Report on Form 8-K filed with the SEC, on December 29, 2022, Prime Number Acquisition I Corp., a Delaware corporation (“we”, “us”, “our”, “PNAC” or the “Company”) entered into a Business Combination Agreement (as it may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”) with Prime Number Merger Sub Inc. (“Merger Sub”), Delaware corporation established for the purpose to become a wholly-owned subsidiary of a newly incorporated exempted Cayman Islands company (“PubCo”), Noco-Noco Pte. Ltd. (“Noco-Noco”), a Singapore private company limited by shares, and certain shareholders of Noco-Noco collectively holding a controlling interest (together with other shareholders of Noco-Noco subsequently joining the transactions, the “Sellers”) entered into a Business Combination Agreement. Pursuant to the Business Combination Agreement, among other things, in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Merger Sub will merge with and into PNAC (the “Merger”), with PNAC surviving the Merger as a wholly owned subsidiary of PubCo. The Merger will become effective at such time on the date of the closing of the Merger (the “Merger Closing”) as the certificate of merger is duly filed with the Secretary of State of the State of Delaware or at such other time specified in the certificates of merger (the “Merger Effective Time”). In addition, New SubCo, a Singapore private company limited by shares to be formed for the transaction, shall acquire the issued and outstanding shares of Noco-Noco from the Sellers; in exchange, PubCo shall issue to the shareholders of Noco-Noco the shares of PubCo (the “Share Exchange”, and together with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Noco-Noco becoming a subsidiary of New SubCo. Upon the consummation of the Business Combination, PNAC will become a wholly-owned subsidiary of PubCo and Noco-Noco will be a subsidiary of PubCo with PubCo indirectly holding all or controlling equity interest in Noco-Noco, and the stockholders of PNAC and the Sellers would receive shares, par value $0.0001 per share, of PubCo (“PubCo Ordinary Shares”) as consideration and become the shareholders of PubCo. Following the Merger Effective Time, PubCo will change its name to “noco-noco Inc.” Prime Number Holding Limited, formed as the PubCo on December 28, 2022, and Prime Number New Sub Pte. Ltd., formed as New SubCo on January 25, 2023, joined as parties to the Business Combination Agreement on February 3, 2023. All such transactions contemplated by the Business Combination Agreement are hereby referred collectively as the “Business Combination.”

On May 19, 2023, the Company disclosed in a Current Report on Form 8-K of a copy of an investor presentation (the “Investor Presentation”) which contains certain information about PNAC and Noco-Noco, which will be used beginning May 19, 2023, in whole or in part, from time to time by executives of PNAC and/or Noco-Noco, in one or more potential meetings with investors and analysts. On July 6, 2023, the Company and Noco-Noco have revised the Investor Presentation, which will be used in future meetings with investors and analysts. A copy of the revised Investor Presentation is furnished hereto.

The information presented in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act or the Exchange Act.

All information in Exhibit 99.1 is presented as of the particular date or dates referenced therein, and neither the Company nor Noco-Noco undertakes any obligation to, and disclaims any duty to, update any of the information provided. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K certain contains forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to PNAC, Noco-Noco or PubCo. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including the proposed business combination, the benefits and synergies of the proposed business combination, the markets in which Noco-Noco operates as well as any information concerning possible or assumed future results of operations of the combined company after the consummation of the proposed business combination, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of PNAC, Noco-Noco and PubCo believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of PNAC, Noco-Noco and PubCo caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. None of PNAC, Noco-Noco and PubCo can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from PNAC’s stockholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by PNAC’s public stockholders, costs related to the Business Combination, the impact of the global COVID-19 pandemic, the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties. There may be additional risks that none of PNAC, Noco-Noco and PubCo presently know or that PNAC, Noco-Noco or PubCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by PNAC, Noco-Noco or PubCo, and their respective directors, officers or employees or any other person that PNAC, Noco-Noco or PubCo will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report on Form 8-K represent the views of PNAC, Noco-Noco or PubCo as of the date of this communication. Subsequent events and developments may cause those views to change. However, while PNAC, Noco-Noco and PubCo may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of PNAC, Noco-Noco or PubCo as of any date subsequent to the date of this communication.

Additional Information and Where to Find It

On May 17, 2023, a proxy statement/prospectus on Form F-4 (together with such subsequent amendments thereto, if any, the “F-4”) was filed publicly by the PubCo with the Securities and Exchange Commission in connection with the Business Combination. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. PNAC’s stockholders and other interested persons are advised to read the F-4 and the amendments thereto and other documents filed in connection with the Business Combination, as these materials will contain important information about Noco-Noco, PNAC, PubCo and the Business Combination. When available, the proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to stockholders of PNAC as of a record date to be established for voting on the Business Combination. Such stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the Securities and Exchange Commission (the “SEC”), without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to PNAC at its principal executive offices at c/o 1129 Northern Blvd, Suite 404, Manhasset, NY 11030, United States.

Participants in Solicitation

PNAC, Noco-Noco, PubCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of PNAC’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of PNAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus on Form F-4 to be filed with the SEC.

Safe Harbor Statement

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of PNAC, the PubCo or Noco-Noco, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	July 2023 Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prime Number Acquisition I Corp.

Date: July 6, 2023	By:	/s/ Dongfeng Wang
Name: Dongfeng Wang
Title: Chief Executive Officer